TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio
TDAM Institutional Money Market Fund
TDAM Institutional U.S. Government Fund

(All Share Classes)

Supplement dated October 8, 2008
to the Prospectuses dated February 28, 2008, as supplemented to date

On October 3, 2008, the Board of Directors of TD Asset Management USA Funds Inc. (the “Company”) approved the participation by each of the money market funds of the Company listed above (each, a “Fund” and collectively, the “Funds”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program only protects the shares of Fund shareholders as of September 19, 2008.

Subject to certain conditions and limitations, any shares held by a Fund shareholder as of the close of business on September 19, 2008 are insured against loss under the Program in the event the Fund’s per share net asset value falls below $0.995 (a “Guarantee Event”) and the Fund subsequently liquidates its holdings. The Program only covers the amount a shareholder held in a Fund as of the close of business on September 19, 2008 or the amount the shareholder held as of a Guarantee Event, whichever is less (“protected shares”). A shareholder who has continuously maintained an account with a Fund since September 19, 2008 would receive a payment for each protected share equal to the shortfall between the amount received in the liquidation and $1.00 per share in the case of a Guarantee Event. The coverage provided under the Program (and amount available to a shareholder in the event of a Guarantee Event and subsequent Fund liquidations) is subject to an overall limit of $50 billion for all money market funds participating in the Program.

Participation in the initial three months of the Program (i.e., until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of each Fund as of the close of business on September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds.

The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Funds will consider whether to continue to participate. If a Guarantee Event occurs after the Program expires, or, if sooner, after a Fund ceases to participate in the Program, neither that Fund nor any shareholder will be entitled to any payment under the Program.

Any questions regarding the Funds’ participation in the Program should be directed to your financial intermediary using the contact information provided in your Fund’s prospectus. More information about the Program is available at http://www.ustreas.gov.

Shareholders should retain this supplement for future reference.